UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2014

INNOCAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 E Austin Street, Suite 202

PO Box 489

Jefferson, TX 75657-0489

(Address of principal executive offices)

903-926-1287

Registrant's telephone number, including area code

______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      .Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Innocap" or the "Registrant" refer to Innocap, Inc.

8.01  Other Events

On April 11, 2014, Paul Tidwell, President of the Company, was interviewed by Channel News Asia, a broadcast company located in Singapore. The interview involved drawing on Mr. Tidwell’s expertise of deep sea salvage techniques to discuss the issues involved in locating and, if found, salvaging Malaysia Airlines Flight 370 which may be submerged in very deep water.

(d)  Exhibits

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2014

Innocap, Inc.

(Registrant)

/s/ Paul Tidwell

Paul Tidwell

Chief Executive Officer and Chief Financial Officer

2